UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported) April 13, 1998


                           PRAEGITZER INDUSTRIES, INC.


      Oregon                              34-027932          93-0790158
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(State or other jurisdiction of           (Commission        (IRS Employer
 incorporation or organization)           File No.)          Identification No.)


1270 SE Monmouth Cut Off Rd., Dallas, OR                     97338-9532
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(Address of principal executive offices)                     (Zip Code)


                                 (503) 623-1000
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              (Registrant's telephone number, including area code)


                                    No Change
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(Former name, former address and former fiscal year, if changed since last report)

Item 2. Acquisition or Disposition of Assets

     Pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated September 24, 1997, between Praegitzer Industries, Inc., an Oregon corporation ("Praegitzer") and Likom PCB Sdn. Bhd., a Malaysian private company limited by shares ("Likom"), Praegitzer acquired 51% of the outstanding capital stock (the "Acquisition") of Likom, a printed circuit board manufacturer located in Malaysia. This transaction closed on April 13, 1998.

     The purchase price for the assets is up to $5.2 million Malaysian Ringgit ($1,432,500) based on the currency exchange rate on April 27, 1998, which will consist of the transfer and contribution to Likom over an eighteen-month period ending in October, 1999 of third-party software license rights, machinery and equipment currently owned by Praegitzer. At its option, Praegitzer may contribute cash in lieu of this property. If cash is contributed, Praegitzer may draw on its line of credit with KeyBank National Association. The amount of consideration paid in connection with the transaction was determined in arm's-length negotiations between Praegitzer and Likom.

     Praegitzer intends to continue using the Acquisition assets in the line of business previously operated by Likom.

     For a more complete description of the terms of the Acquisition, reference is made to the Stock Purchase Agreement, which is incorporated by reference as
Exhibit 2.1 to this Current Report on Form 8-K as indicated in Item 7 below.


Item 7. Financial Information, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.

     The Registrant has determined that it is impracticable to provide the financial statements of Likom at the time this Current Report on Form 8-K is filed with the Securities and Exchange Commission (the "Commission"). Such financial statements will be filed with the Commission by an amendment of this report no later than 60 days after the date on which this report must be filed with the Commission.

(b) Pro Forma Financial Information.

     The Registrant has determined that it is impracticable to provide this pro forma financial information at the time this Current Report on Form 8-K is filed with the Commission. Such information will be filed with the Commission by an amendment of this report no later than 60 days after the date on which this report must be filed with the Commission.

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
(c) Exhibits.

     2.1 Stock Purchase Agreement, dated as of September 24, 1997, between Praegitzer Industries, Inc. and Likom PCB Sdn. Bhd.

     2.2 List of omitted schedules to Stock Purchase Agreement, dated as of September 24, 1997, between Praegitzer Industries, Inc. and Likom PCB Sdn. Bhd.

    *23.1 Consent of Deloitte & Touche LLP, independent auditors

    *99.1 Press Release dated April 23, 1998.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 28, 1998

                                       PRAEGITZER INDUSTRIES, INC.



                                       By:  SCOTT GILBERT
                                          --------------------------------------
                                            Scott Gilbert
                                            Treasurer


-------------------------------

     *To be filed by amendment.


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
                                  EXHIBIT INDEX


                                                                     Sequential
     Exhibit No.               Description                              Page
     -----------               -----------                               No.
                                                                     ----------

          2.1 Stock Purchase Agreement, dated as of September 24, 1997, between Praegitzer Industries, Inc. and Likom PCB Sdn. Bhd.

          2.2       List of omitted schedules to Stock Purchase
                    Agreement, dated as of September 24, 1997, between Praegitzer Industries, Inc. and Likom PCB Sdn. Bhd.

          *23.1 Consent of Deloitte & Touche LLP, independent auditors

          *99.1     Press release dated April 23, 1998



----------------------

     *To be filed by amendment.

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